Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of CMC Materials, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 3, 2022	/s/ DAVID H. LI
David H. Li
Chief Executive Officer

February 3, 2022	/s/ JEANETTE A. PRESS
Jeanette A. Press
Interim Chief Financial Officer and Principal Accounting Officer